UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2012

SED International Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Newpoint Place, Suite 450, Lawrenceville, Georgia	30043
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to Vote of Security Holders.

On December 5, 2012, SED International Holdings, Inc. held its 2012 Annual Meeting of Shareholders. At that meeting, shareholders:

•	Elected five directors (“Election of Directors”);
•	Approved an amendment to the Registrant’s 2009 Incentive Compensation Plan (“Compensation Plan Amendment”); and
•	Provided advisory approval of the appointment of independent auditors for fiscal year 2012 (“Appointment of Auditors”).

The specific votes with respect to aforementioned were as follows:

1. Election of directors:

NAME	VOTES
	FOR	WITHHELD	BROKER NON- VOTES
Robert G. O’Malley	2,145,577	16,473	2,174,690
Arthur Goldberg	2,055,515	106,535	2,174,690
Stephen Greenspan	2,116,243	45,807	2,174,690
J. K. Hage III	2,072,463	89,587	2,174,690
Samuel Kidston	2,135,057	26,993	2,174,690

2. Compensation Plan Amendment:

VOTES
FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
1,295,832	858,619	7,599	2,174,690

3. Appointment of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
4,309,220	19,920	7,600

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: December 6, 2012	By:	/s/ Robert G. O’Malley
Robert G. O’Malley,
Chief Executive Officer

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